UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒  Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

COLE CREDIT PROPERTY TRUST II, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than Registrant)

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1

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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COLE CREDIT PROPERTY TRUST II, INC.

2555 East Camelback Road, Suite 400

Phoenix, Arizona 85016

April 10, 2007

Dear Stockholder:

You are cordially invited to attend our 2007 Annual Meeting of Stockholders to be held on Tuesday, May 22, 2007, at 9:00 a.m. local time at our principal executive offices located at 2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016.

The matters expected to be acted upon at the meeting are described in the following Notice of the 2007 Annual Meeting of Stockholders and Proxy Statement.

Directors and officers will be available at the meeting to speak with you. There will be an opportunity during the meeting for your questions regarding the affairs of the Company and for a discussion of the business to be considered at the meeting.

It is important that you use this opportunity to take part in the affairs of your Company by voting on the business to come before this meeting. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED POSTAGE-PAID ENVELOPE, OR SUBMIT YOUR PROXY BY USING THE TELEPHONE OR THE INTERNET, SO THAT YOUR SHARES MAY BE REPRESENTED AT THE MEETING. FOR SPECIAL INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. Voting by proxy does not deprive you of your right to attend the meeting and to vote your shares in person.

We look forward to seeing you at the meeting.

Sincerely,
/s/ CHRISTOPHER H. COLE Christopher H. Cole Chairman, President and Chief Executive Officer

COLE CREDIT PROPERTY TRUST II, INC.

NOTICE OF 2007 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 22, 2007

To Cole Credit Property Trust II, Inc. Stockholders:

NOTICE IS HEREBY GIVEN that the 2007 annual meeting of stockholders of Cole Credit Property Trust II, Inc., a Maryland corporation (“CCPT II,” the “Company,” “we,” or “us”), will be held on Tuesday, May 22, 2007, at 9:00 a.m. local time at our principal executive offices located at 2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016. The purpose of the meeting is to:

1.	Elect three directors to hold office for one-year terms expiring at the 2008 annual meeting of stockholders and until their successors are duly elected and qualified; and
2.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The proposals and other related matters are more fully described in the proxy statement accompanying this notice.

Only stockholders of record at the close of business on March 23, 2007 are entitled to receive this notice and to vote at the meeting. This proxy statement, proxy card and our 2006 annual report to stockholders are being mailed to you on or about April 10, 2007.

All stockholders are cordially invited to attend the annual meeting in person. Whether or not you expect to attend, WE URGE YOU TO READ THE PROXY STATEMENT AND EITHER COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED OR TO SUBMIT YOUR PROXY BY TELEPHONE OR THE INTERNET. FOR SPECIFIC INSTRUCTIONS ON HOW TO VOTE YOUR SHARES, PLEASE REFER TO THE INSTRUCTIONS ON THE PROXY CARD. YOUR PROMPT RESPONSE WILL HELP AVOID POTENTIAL DELAYS AND MAY SAVE CCPT II SIGNIFICANT ADDITIONAL EXPENSE ASSOCIATED WITH SOLICITING STOCKHOLDER VOTES.

By Order of the Board of Directors
Phoenix, Arizona April 10, 2007	/s/ JOHN M. PONS John M. Pons Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

QUESTIONS AND ANSWERS

We are providing you with this proxy statement, which contains information about the items to be voted upon at our annual meeting of stockholders. To make this information easier to understand, we have presented some of the information below in a question and answer format.

Q:	Why did you send me this proxy statement?

A:

We sent you this proxy statement and the enclosed proxy card because our board of directors is soliciting your proxy to vote your shares of CCPT II common stock at the 2007 annual meeting of stockholders. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (“SEC”) and is designed to assist you in voting.

Q:	What is a proxy?

A:

A proxy is a person who votes the shares of stock of another person who does not attend a meeting. The term “proxy” also refers to the proxy card. When you return the enclosed proxy card, or give your proxy by telephone or over the Internet, you are giving us your permission to vote your shares of common stock at the annual meeting. The people who will vote your shares of common stock at the annual meeting are Blair D. Koblenz and John M. Pons. They will vote your shares of common stock as you instruct, unless you sign and return the proxy card, or vote by telephone or over the Internet, and give no instructions. In this case, the proxies will vote FOR all of the director nominees. With respect to any other proposals to be voted upon, they will vote in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion. The proxies will not vote your shares of common stock if you do not return the enclosed proxy card or submit your proxy by telephone or over the Internet. This is why it is important for you to return the proxy card or submit your proxy by telephone or over the Internet, to us as soon as possible whether or not you plan on attending the meeting in person.

If you vote by telephone or over the Internet, please do not return your proxy card.

Q:	When is the annual meeting and where will it be held?

A:	The annual meeting will be held on Tuesday, May 22, 2007, at 9:00 a.m. local time at our principal executive offices located at 2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016.

Q:	How many shares of common stock can vote?

A:

As of the close of business on the record date of March 23, 2007, there were 41,950,200 shares of our common stock issued and outstanding. Every stockholder of record as of the close of business on March 23, 2007 is entitled to one vote for each share of common stock held at that date and time.

Q:	What is a “quorum”?

A:

A “quorum” consists of the presence in person or by proxy of stockholders holding a majority of the outstanding shares. There must be a quorum present in order for the annual meeting to be a duly held meeting at which business can be conducted. If you submit a properly executed proxy card, even if you abstain from voting or do not give instructions for voting, then you will at least be considered part of the quorum.

Q:	What may I vote on?

A:	You may vote on the election of nominees to serve on the board of directors and on any other proposal to be voted on.

Q:	How does the board of directors recommend I vote on the proposal?

A:	The board of directors recommends a vote FOR each of the nominees for election as director who are named as such in this proxy statement.

Q:	Who is entitled to vote?

A:	Anyone who owned our common stock at the close of business on March 23, 2007, the record date, is entitled to vote at the annual meeting.

Q:	How do I vote?

A:

You may vote your shares of common stock either in person or by proxy. In order to vote in person, you must attend the annual meeting. Whether you plan to attend the meeting and vote in person or not, we urge you to have your vote recorded. Stockholders may submit their proxy via mail, using the enclosed proxy card. In addition, stockholders of record who live in the United States may authorize proxies by following the “Telephone” instruction on the enclosed proxy card. Stockholders of record with Internet access may submit a proxy by following the “Internet” instructions on the enclosed proxy card. The telephone and Internet voting procedures are designed to authenticate the stockholder’s identity and to allow stockholders to authorize a proxy and confirm that their instructions have been properly recorded. If the telephone or Internet option is available to you, we strongly encourage you to use it because it is faster and less costly. If you attend the annual meeting, you may also submit your vote in person, and any previous votes or proxies that you submitted will be superseded by the vote that you cast at the annual meeting. If you return your signed proxy card, or vote by telephone or over the Internet, but do not indicate how you wish to vote, your shares of common stock will be counted as present for purposes of determining a quorum and voted FOR the nominees for director, and with respect to any other proposals to be voted upon, in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in the discretion of Messrs. Koblenz and Pons.

Q:	Will my vote make a difference?

A:

Yes. Your vote is needed to ensure that the proposals can be acted upon. Unlike most other public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, a large number of our stockholders must be present in person or by proxy at the annual meeting to constitute a quorum. AS A RESULT, YOUR VOTE IS VERY IMPORTANT EVEN IF YOU OWN ONLY A SMALL NUMBER OF SHARES! Your immediate response will help avoid potential delays and may save us significant additional expense associated with soliciting stockholder votes. We encourage you to participate in the governance of CCPT II and welcome your attendance at the annual meeting.

Q:	What if I return my proxy card and then change my mind?

A:	You have the right to revoke your proxy at any time before the vote by:

(1)	notifying John M. Pons, our Secretary, in writing at our principal executive offices located at 2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016;

(2)	attending the meeting and voting in person; or

(3)

returning another proxy after your first proxy, which is received before the annual meeting date. Only the most recent vote will be counted and all others will be discarded regardless of the method of voting.

Q:	How will voting on any other business be conducted?

A:

Although we do not know of any business to be considered at the annual meeting other than the election of directors, if any other business is properly presented at the annual meeting, your proxy gives authority to Blair D. Koblenz, our Executive Vice President and Chief Financial Officer, and John M. Pons, our Secretary, and each of them, to vote on such matters in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion.

Q:	Who pays the cost of this proxy solicitation?

A:

CCPT II will pay all the costs of soliciting these proxies. CCPT II will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders.

Q:	Is this proxy statement the only way that proxies are being solicited?

A:

No. In addition to mailing proxy solicitation material, our directors and officers, as well as third-party proxy service companies we retain, may also solicit proxies in person, by telephone or by any other electronic means of communication we deem appropriate. No additional compensation will be paid to directors, officers or other personnel for such services. We have retained D.F. King & Co., Inc. to assist us in the distribution of proxy materials and solicitation of votes. We anticipate the costs of such services to CCPT II to be approximately $15,000.

Q:	If I plan to attend the annual meeting in person, should I notify anyone?

A:

While you are not required to notify anyone in order to attend the annual meeting, if you do plan to attend the meeting, we would appreciate it if you would mark the appropriate box on the enclosed proxy card, or indicate when you vote by telephone or over the Internet, to let us know how many stockholders will be attending the meeting so that we will be able to prepare a suitable meeting room for the attendees.

Q:	Whom should I call if I have any questions?

A:

If you have any questions about how to submit your proxy, or if you need additional copies of this proxy statement or the enclosed proxy card or voting instructions, you should contact:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Call Toll free: (800) 290-6426 or

Collect at (212) 269-5550

PROPOSAL 1

ELECTION OF DIRECTORS

At the annual meeting, you and the other stockholders will vote on the election of all three members of our board of directors. Those persons elected will serve as directors until the 2008 annual meeting of stockholders and until their successors are duly elected and qualified. The board of directors has nominated the following people for re-election as directors:

•	Christopher H. Cole
•	Marcus E. Bromley
•	Elizabeth L. Watson

Each of the nominees for director is a current member of our board of directors. The principal occupation and certain other information about the nominees are set forth below.

If you return a properly executed proxy card, or if you vote by phone or over the Internet, unless you direct them to withhold your votes, the individuals named as proxies will vote your shares FOR the election of the nominees listed above. If any nominee becomes unable or unwilling to stand for re-election, the board may reduce its size, designate a substitute nominee, or fill the vacancy through a majority vote of the remaining directors (including a majority of the remaining independent directors if the vacancy relates to an independent director position). If a substitute is designated, proxies voting on the original nominee will be cast for the substituted nominee.

Vote Required; Recommendation

The vote of a majority of all the stockholders present in person or by proxy at a meeting of stockholders duly called at which a quorum is present, without the necessity for concurrence by the board of directors, is necessary for the election of a director. For purposes of the election of directors, abstentions and broker non-votes will have the same effect as votes cast against each director. A properly executed proxy card, or vote by telephone or over the Internet, indicating “FOR all nominees listed” will be considered a vote in favor of all nominees for re-election as director. A properly executed proxy card, or vote by telephone or over the Internet, indicating “FOR all nominees listed EXCEPT those whose names are written in the space provided” will be considered a vote in favor of all nominees except those nominees you specifically list and a vote against the nominees specifically listed. A properly executed proxy card, or vote by telephone or over the Internet, indicating “WITHHOLD FOR ALL” will be considered a vote against all directors.

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR ALL NOMINEES LISTED” FOR ELECTION AS DIRECTORS

CERTAIN INFORMATION ABOUT MANAGEMENT

Board of Directors

In accordance with applicable law and our bylaws, the business and affairs of CCPT II are managed under the direction of our board of directors. Our board of directors has nominated each of the following individuals for election as a director to serve until our 2008 annual meeting of stockholders or until his or her successor is elected and qualified. Each nominee currently is a director of CCPT II and Mr. Bromley and Ms. Watson are independent directors.

Name	Age	Positions
Christopher H. Cole	54	Chairman, Chief Executive Officer and President
Marcus E. Bromley	57	Director (Independent)
Elizabeth L. Watson	47	Director (Independent)

Christopher H. Cole has served as the Chairman, Chief Executive Officer and President of our Company since our formation. He also has been the chief executive officer of Cole REIT Advisors II, LLC (“Cole Advisors II”) since its formation and also was its president from its formation until March 1, 2007. Mr. Cole also has served as the chief executive officer of Cole Capital Partners, LLC. (“Cole Capital Partners”) since 2003 and treasurer since March 1, 2007 and was the president from 2003 until March 1, 2007. Mr. Cole has been engaged as a general partner in the structuring and management of real estate limited partnerships since February 1979. He also is the chief executive officer and treasurer of Cole Capital Advisors, Inc. (“Cole Capital Advisors”), Equity Fund Advisors, Inc. (“Equity Fund Advisors”), and Cole REIT Advisors, LLC (“Cole Advisors”). Mr. Cole is the chief executive officer and treasurer of Cole Realty Advisors, Inc. (“Cole Realty Advisors”). He is the president of CHC Partners, Inc. (“CHC Partners”), which has served as the general partner in prior real estate programs, since 1985. Mr. Cole has been the president and chief executive officer of Cole Equities Incorporated (“Cole Equities”), a consulting company since 1980. He currently serves as executive vice president of Cole Capital Corporation. He has served as the chairman, chief executive officer and president of Cole Credit Property Trust, Inc. (“Cole REIT I”) since its formation in March 2004. Mr. Cole has served as the president of Cole Partnerships, Inc. (“Cole Partnerships”) from its formation to August 1995 and currently serves as the chief executive officer.

Marcus E. Bromley has been a member of our board of directors, chairman of our board’s compensation committee and a member of our board’s audit committee since May 2005. From 1993 through 2005, Mr. Bromley served as a member of the board of trustees of Gables Residential Trust, Inc., a $2 billion multi-family residential REIT with operations in Texas, Georgia, South Florida, Washington, D.C. and Southern California that was listed on the New York Stock Exchange prior to its sale in 2005. From December 1993 until June 2000, Mr. Bromley also served as the chief executive officer of Gables Residential Trust. Prior to joining Gables Residential Trust, Mr. Bromley was a division partner of Trammell Crow Residential from 1982 until 1993. Mr. Bromley also serves on the board of directors of Private Bank of Buckhead (Atlanta), a community bank, and on the board of directors of Nancy Creek Capital (Atlanta), a private equity firm. Mr. Bromley holds a B.S. in Economics from Washington & Lee University and a M.B.A. from the University of North Carolina.

Elizabeth L. Watson has been a member of our board of directors, chairperson of our board’s audit committee and a member of our board’s compensation committee since May 2005. Since September 2003, Ms. Watson has been a partner in, and has served as the chief operating officer for, NGP Capital Partners III, LLC (NGP Capital). Prior to joining NGP Capital, she was a retail research analyst for Legg Mason Wood Walker from June 2002 until September 2003. From November 1997 until June 2002, Ms. Watson was a partner in and served as executive vice president and chief financial officer of National Government Properties (NGP). Before joining NGP, Ms. Watson served as the senior vice president, chief financial officer and treasurer of Government Properties Investors, Inc. from June 1994 until March 1997. From 1992 until 1994, Ms. Watson served as senior vice president, chief financial officer and treasurer of Prime Retail, Inc., a publicly traded real estate investment trust that developed and owned factory outlet centers, and its predecessor company, The Prime Group.

Ms. Watson received her B.S. Accounting and M.B.A. from the University of Maryland. She holds a Masters of Real Estate from John Hopkins University and an International Executive M.B.A. from Georgetown University. For the past ten years, she has been a lecturer for Johns Hopkins University’s Real Estate Masters Program and has taught real estate accounting and taxation, real estate finance and real estate investments. She is a licensed certified public accountant and is a member of the Maryland Association of CPAs, National Association of Real Estate Investment Trusts (“NAREIT”) and the National Association of Real Estate Companies.

Board Meetings and Annual Stockholder Meeting

The board of directors held five regular meetings and acted by unanimous written consent 19 times during the fiscal year ended December 31, 2006. Each director attended all of his or her board and committee meetings in 2006. Although we do not have a formal policy regarding attendance by members of our board of directors at our annual meeting of stockholders, we encourage all of our directors to attend. Last year all of our directors attended our annual meeting of stockholders.

Independence

As required by our charter, a majority of the members of our board of directors must qualify as “independent” as affirmatively determined by the board. The board consults with our legal counsel to ensure that the board’s determinations are consistent with applicable securities and other laws and regulations regarding the definition of “independent.”

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and CCPT II, our senior management and our independent registered public accounting firm, the board has determined that the majority of our board is comprised of independent directors. A copy of our charter, which includes the independence standards used by our board of directors can be located on our website at www.colecapital.com by clicking on “Cole Credit Property Trust II, Inc. Enter Here For More Information” and then “Governance Docs.”

Board Committees

The board maintains certain standing committees to assist in fulfilling its responsibilities. The board has established two permanent committees, each composed solely of independent directors: the audit committee and the compensation committee. Each committee of the board reports regularly to the full board and annually evaluates its performance. Each committee meets periodically during the year, usually in conjunction with regular meetings of the board. The committees established by the board, their particular areas of responsibility, and other related information, are described below.

Audit Committee

The audit committee of the board of directors is comprised of Ms. Watson (chairperson) and Mr. Bromley. The audit committee, by approval of at least a majority of the members, selects the independent registered public accounting firm to audit our annual financial statements, reviews with the independent registered public accounting firm the plans and results of the audit engagement, approves the audit and non-audit services provided by the independent registered public accounting firm, reviews the independence of the independent registered public accounting firm, considers the range of audit and non-audit fees and reviews the adequacy of our internal accounting controls. Our board of directors has adopted a charter for the audit committee that sets forth its specific functions and responsibilities. The audit committee charter was attached as Appendix A to the definitive proxy statement relating to our 2006 annual meeting of stockholders. The audit committee charter can be located on our website at www.colecapital.com by clicking on “Cole Credit Property Trust II, Inc. Enter Here For More Information” and then “Governance Docs.”

Although our shares are not listed for trading on any national securities exchange, both of the members of the audit committee meet the current independence and qualifications requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. While both members of the audit committee have significant financial and/or accounting experience, the board of directors has determined that Ms. Watson satisfies the SEC’s requirements for an “audit committee financial expert” and has designated Ms. Watson as our audit committee financial expert. During 2006, the audit committee met four times.

Compensation Committee

The compensation committee of the board of directors is comprised of Mr. Bromley (chairman) and Ms. Watson. Although our shares are not listed for trading on any national securities exchange, both of the members of the compensation committee meet the current independence and qualification requirements of the New York Stock Exchange, as well as our charter and applicable rules and regulations of the SEC. The primary purpose of the compensation committee is to oversee our compensation programs. Our executive officers currently do not receive compensation directly from us for services rendered to us. Accordingly, the compensation committee did not hold any meetings during 2006. The compensation committee has adopted a written charter approved by the board of directors. The compensation committee charter can be located on our website at www.colecapital.com by clicking on “Cole Credit Property Trust II, Inc. Enter Here For More Information” and then “Governance Docs.”

Nominating Board of Directors - Functions

Our board of directors believes that it is appropriate for our board not to have a standing nominating committee as it would be comprised of the entire board. Therefore, all members of our board of directors participate in the consideration of director nominees. The primary functions of the members of our board of directors relating to the consideration of director nominees is to identify individuals qualified to serve on the board of directors and to select a slate of director nominees for election by the stockholders at the annual meeting.

Board Membership Criteria and Selection of Directors

The board of directors annually reviews the appropriate experience, skills and characteristics required of board members in the context of the then-current membership of the board. This assessment includes, in the context of the perceived needs of the board at that time, issues of knowledge, experience, judgment and skills such as an understanding of the real estate industry or brokerage industry or accounting or financial management expertise. Other considerations include the candidate’s independence from conflict with the Company and the ability of the candidate to attend board meetings regularly and to devote an appropriate amount of effort in preparation for those meetings. It also is expected that independent directors nominated by the board of directors shall be individuals who possess a reputation and hold positions or affiliations befitting a director of a large publicly held company and are actively engaged in their occupations or professions or are otherwise regularly involved in the business, professional or academic community. A majority of our directors must be independent, as defined in our charter. Moreover, as required by our charter, at least one of our independent directors must have at least three years of relevant real estate experience, and each director must have at least three years of relevant experience demonstrating the knowledge and experience required to successfully acquire and manage the type of assets we acquire and manage.

The board of directors is responsible for selecting its own nominees and recommending them for election by the stockholders. Each of our nominees was recommended by our board of directors. Pursuant to our charter, however, the independent directors must nominate replacements for any vacancies among the independent director positions. All director nominees then stand for election by the stockholders annually.

In its nomination review process, our board of directors solicits candidate recommendations from its own members and management of the Company. Our board of directors may engage the services of a search firm to assist in identifying potential director nominees. Our board of directors also will consider recommendations made by stockholders for director nominees who meet the established director criteria set forth above. In order to be considered by our board of directors, recommendations made by stockholders must be submitted within the timeframe required to request a proposal to be included in the proxy materials. See “Stockholder Proposals” below. In evaluating the persons recommended as potential directors, our board of directors will consider each candidate without regard to the source of the recommendation and take into account those factors that our board of directors determines are relevant. Stockholders may directly nominate potential directors (without the recommendation of our board of directors) by satisfying the procedural requirements for such nomination as provided in Article II, Section 12 of our bylaws.

Communication with Directors

We have established procedures for stockholders or other interested parties to communicate directly with our board of directors. Such parties can contact the board by mail at: Chairperson of the Cole Credit Property Trust II, Inc. Audit Committee, c/o Corporate Secretary, 2555 East Camelback Road, Suite 400, Phoenix, Arizona 85016.

The chairperson of the audit committee will receive all communications made by this means.

Code of Business Conduct and Ethics

Our board of directors has adopted a Code of Business Conduct and Ethics that is applicable to all members of our board of directors, our executive officers and our employees. The policy may be located on our website, at www.colecapital.com by clicking on “Cole Credit Property Trust II, Inc. Enter Here For More Information” and then “Governance Docs.” If, in the future, we amend, modify or waive a provision in the Code of Business Conduct and Ethics, we may, rather than filing a Current Report on Form 8-K, satisfy the disclosure requirement by posting such information on our website as necessary.

Compensation of Directors

Directors who are also officers or employees of CCPT II (only Mr. Cole) do not receive any special or additional remuneration for service on the board of directors or any of its committees. Each non-employee director receives compensation for service on the board of directors and any of its committees as provided below.

Cash Compensation

We pay each of our independent directors:

•	an annual retainer of $25,000;

•	$2,000 for each board meeting attended in person;

•	$2,000 per committee meeting attended in person (committee chairpersons receive an additional $500 per committee meeting for serving in that capacity, up to a maximum of $3,000); and

•	$250 per board meeting attended by telephone conference.

All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors.

2004 Independent Directors’ Stock Option Plan

Under our 2004 Independent Directors’ Stock Option Plan, we initially issued non-qualified stock options to purchase 5,000 shares of common stock to each independent director at an exercise price equal to $9.15 per share (or greater, if such higher price is necessary so that such options shall not be considered a “nonqualified deferred compensation plan” under Section 409A of the Internal Revenue Code of 1986, as amended) as of the date each independent director was elected as a director. We expect to issue additional options to purchase 5,000 shares to each independent director then in office on the date of each subsequent annual meeting of stockholders, including the 2007 annual meeting, each with an exercise price equal to $9.15 per share during such time as we are offering shares to the public at $10.00 per share and thereafter at 100% of the then-current fair market value per share.

Fair market value is generally defined to mean (1) the closing sales price on the immediately preceding date on which sales were reported if the shares are listed on a recognized stock exchange or national market system (or the mean between the bid and ask prices if no sales are reported on such date), or (2) the average closing dealer bid and ask price of a share as reflected on the Nasdaq interdealer quotation system. However, in the absence of an established public trading market, our board of directors will determine fair market value in good faith.

We may not grant options at any time when the issuance of the shares underlying the grant, when combined with those issuable upon exercise of outstanding options or warrants granted to our advisor, directors, officers or any of their affiliates, would exceed 10% of our outstanding shares.

We have authorized and reserved a total of 1,000,000 shares for issuance under the plan. If the number of outstanding shares is changed into a different number or kind of shares or securities through a reorganization or merger in which we are the surviving entity, or through a combination, recapitalization or otherwise, we will make an appropriate adjustment in the number and kind of shares that may be issued pursuant to exercise of the options.

We will also make a corresponding adjustment to the exercise price of the options granted prior to any change.

Any such adjustment, however, will not change the total payment, if any, applicable to the portion of the options not exercised but will change only the exercise price for each share.

Options granted to independent directors under the plan will become exercisable on the first anniversary of the date of grant. Options granted under our stock option plan will lapse and no longer be exercisable on the first to occur of (1) the tenth anniversary of the date they are granted or (2) immediately following the date the director ceases to be a director for cause. Options granted under the plan may be exercised by payment of cash or through the delivery of shares of our common stock with a fair market value equal to the exercise price to be paid. The independent directors may not sell, pledge, assign or transfer their options other than by will or the laws of descent or distribution. No options issued under our stock option plan may be exercised if such exercise would jeopardize our status as a REIT under the Internal Revenue Code.

The term of the plan is ten years. Upon the earlier of our dissolution or liquidation, upon our reorganization, merger or consolidation with one or more corporations as a result of which we are not the surviving corporation, or upon the sale of all or substantially all of our properties, the plan will terminate, and any outstanding options will be forfeited. Alternatively, the board of directors may provide in writing in connection with any such transaction for any or all of the following alternatives:

•

for the assumption by the successor corporation of the options granted or the replacement of the options with options covering the stock of the successor corporation, or a parent or subsidiary of such corporation, with appropriate adjustments as to the number and kind of shares and exercise prices;

•	for the continuance of the plan and the options by such successor corporation under the original terms; or

•	for the payment in cash or other property lieu of and in complete satisfaction of such options.

Equity Compensation Plan Information

The following table gives information about our equity compensation plans as of December 31, 2006:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	20,000 (1)	$9.15	980,000 (2)
Equity compensation plans not approved by security holders	-	-	-
Total	20,000 (1)	$9.15	980,000 (2)

____________________________

(1) Represents options that were granted pursuant to our 2004 Independent Directors’ Stock Option Plan as of December 31, 2006. Options to purchase 10,000 shares were exercisable as of December 31, 2006.

(2) All shares authorized for issuance pursuant to awards not yet granted under the 2004 Independent Directors’ Stock Option Plan.

Director Compensation Table

The following table sets forth certain information with respect to our director compensation during the fiscal year ended December 31, 2006:

Name	Fees Earned or Paid in Cash	Stock Awards ($)	Option Awards (1)($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensations Earnings	All Other Compensation (2)($)	Total ($)
Christopher H. Cole	$ –	$ –	$ –	$ –	$ –	$ –	$ –
Marcus E. Bromley	39,000	–	27,750	–	–	1,811	68,561
Elizabeth L. Watson	40,000	–	27,750	–	–	–	67,750

____________________________

(1)	The value of option awards represents the amount of compensation cost recognized by the Company for financial statement purposes under SFAS 123R.

(2)	Amount represents travel expense incurred by Mr. Bromley to attend various director meetings.

Compensation Committee Interlocks and Insider Participation

No member of our compensation committee served as an officer or employee of CCPT II or any of our subsidiaries during the fiscal year ended December 31, 2006 or formerly served as an officer of CCPT II or any of our subsidiaries. In addition, during the fiscal year ended December 31, 2006, none of our executive officers served as a member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any entity that has one or more executive officers serving as a member of our board of directors or compensation committee.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires each director, officer and individual beneficially owning more than 10% of a registered security of the Company to file with the SEC, within specified time frames, initial statements of beneficial ownership (Form 3) and statements of changes in beneficial ownership (Forms 4 and 5) of common stock of the Company. Officers, directors and greater than 10% beneficial owners are required by SEC rules to furnish the Company with copies of all such forms they file. Based solely on a review of the copies of such forms furnished to the Company during and with respect to the fiscal year ended December 31, 2006 and/or written representations that no additional forms were required, the Company believes that its officers, directors and greater than 10% beneficial owners complied with these filing requirements in 2006.

Executive Officers

In addition to Christopher H. Cole, as of March 23, 2007, the following individuals currently serve as our executive officers:

Blair D. Koblenz has served as Executive Vice President and Chief Financial Officer of our company since its formation. He has been active in the structuring and financial management of commercial real estate investments for over 20 years. He is also president and secretary of Cole Capital Partners, Cole Capital Advisors, Cole Realty Advisors and Equity Fund Advisors. Mr. Koblenz also is the president of Cole Advisors and Cole Advisors II, and previously was the executive vice president and chief financial officer of each company. He has served as president of Cole Capital Corporation since December 2002 and previously served as vice president. He also serves as vice president and chief financial officer of Cole Partnerships, Cole Real Estate Services, Inc., and CHC Partners. He also serves as secretary of Cole Equities. Mr. Koblenz has served as director and executive vice president/chief financial officer of Cole REIT I since its formation in March 2004. Prior to joining Cole in 1994, he practiced in public accounting at Toback & Company, CPA from 1979 to 1982 with an emphasis in taxation and business planning. He then served in a financial officer capacity for real estate investment companies and operators in Arizona from 1982 to 1994. Mr. Koblenz received his B.S. degree in Accounting from Arizona State University and is a Certified Public Accountant, licensed in the State of Arizona. He holds the designation of Certified Financial Planner as authorized by the CFP Board of Standards and holds securities licenses. He is a member of the American Institute of CPAs, the Arizona Society of CPAs, the Financial Planning Association and NAREIT.

John M. Pons has served as Secretary of our company since its formation. He also is executive vice president, chief operating officer and general counsel of Cole Capital Partners, Cole Capital Advisors and Equity Fund Advisors, and is executive vice president, chief operating officer, secretary and general counsel of Cole Advisors and Cole Advisors II. Mr. Pons also has served as a director and Secretary of Cole REIT I since its formation in March 2004. From December 2001 until joining Cole in September 2003, Mr. Pons was Associate General Counsel and Assistant Secretary of GE Capital Franchise Finance Corporation. Prior to December 2001, Mr. Pons was engaged in a private legal practice. Mr. Pons has over twelve years experience in all aspects of real estate law, including the acquisition, sale, leasing, development and financing of real property. Before attending law school, Mr. Pons was a Captain in the United States Air Force where he served from 1988 until 1992. Mr. Pons received a B.S. degree in Mathematics from Colorado State University and a M.S. degree in Administration from Central Michigan University before attending the University of Denver where he earned his J.D. (Order of St. Ives) in 1995.

Compensation of Executive Officers

Our executive officers, including our principal financial officer, do not receive compensation directly from us for services rendered to us, and we do not intend to pay any compensation directly to our executive officers. As a result, we do not have, and our board of directors has not considered, a compensation policy or program for our executive officers and has not included a Compensation Discussion and Analysis in this proxy statement.

Our executive officers are also officers of Cole Advisors II, our advisor, and its affiliates, including Cole Capital Corporation, the dealer-manager in our initial public offering and Cole Realty Advisors, our property manager, and are compensated by these entities, in part, for their services to us. We pay fees to such entities under our advisory agreement, dealer manager agreement and property management and leasing agreement. We also reimburse Cole Advisors II for its provision of administrative services, including related personal costs, subject to certain limitations. A description of the fees that we pay to our advisor, dealer-manager and property manager, or any affiliate thereof is found in the “Transactions with Related Persons, Promoters and Certain Control Persons” section below.

BENEFICIAL OWNERSHIP OF EQUITY SECURITIES

The following table sets forth information as of March 27, 2007, regarding the beneficial ownership of our common stock by each person known by us to own 5% or more of the outstanding shares of common stock, each of our directors, each executive officer, and our directors and executive officers as a group. The percentage of beneficial ownership is calculated based on 43,417,504 shares of common stock outstanding as of March 27, 2007.

	Amount and Nature of Shares Beneficially Owned (1)
Name and Address of Beneficial Owner	Number	Percentage
Christopher H. Cole (2)	30,753	*
Marcus E. Bromley (3)	10,000	*
Elizabeth L. Watson (3)	10,000	*
Blair D. Koblenz	–	–
John M. Pons	–	–
All officers and directors as a group (5 persons) (4)	50,753	*

____________________________

*	Represents less than 1% of the outstanding common stock.

(1)

Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities and shares issuable pursuant to options, warrants and similar rights held by the respective person or group which may be exercised within 60 days following March 27, 2007. Except as otherwise indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2)

Includes 20,000 shares owned by Cole Holdings Corporation and 10,753 shares owned by the Christopher H. Cole Generation Skipping Trust, for which Mr. Cole is the Trustee, for which Mr. Cole disclaims beneficial ownership. Mr. Cole is the sole stockholder of Cole Holdings Corporation and controls the voting and disposition decisions of Cole Holdings Corporation.

(3)	Includes shares issuable upon exercise of options to purchase up to 10,000 shares of common stock, which are exercisable within 60 days of March 27, 2007.
(4)	Includes shares issuable upon exercise of options to purchase an aggregate of up to an aggregate of 20,000 shares of common stock, which are exercisable within 60 days of March 27, 2007.

AUDIT COMMITTEE REPORT

Independent Auditors

During the year ended December 31, 2006, Deloitte & Touche LLP (“Deloitte & Touche”) served as our independent auditors and provided certain tax and other services. Deloitte & Touche has served as our independent auditors since our formation. Deloitte & Touche representatives will be present at the 2007 annual meeting of stockholders and will have the opportunity to make a statement if they desire to do so. In addition, the Deloitte & Touche representatives will be available to respond to appropriate questions posed by any stockholders. The audit committee anticipates that it will engage Deloitte & Touche as our independent auditors to audit our financial statements for the year ending December 31, 2007. The audit committee reserves the right, however, to select new auditors at any time in the future in its discretion if it deems such decision to be in the best interests of CCPT II and its stockholders. Any such decision would be disclosed to the stockholders in accordance with applicable securities laws.

The audit committee reviewed the audit and non-audit services performed by Deloitte & Touche, as well as the fees charged by Deloitte & Touche for such services. In its review of the non-audit services and fees, the audit committee considered whether the provision of such services is compatible with maintaining the independence of Deloitte & Touche. The aggregate fees billed to us for professional accounting services, including the audit of

CCPT II’s annual financial statements by Deloitte & Touche for the years ended December 31, 2006 and 2005, are set forth in the table below.

	Year Ended December 31, 2006	Year Ended December 31, 2005
Audit fees	$523,701	$344,201
Audit-related fees	-	-
Tax fees	40,421	55,725
All other fees	-	-

Total	$564,122	$399,926

For purposes of the preceding table, Deloitte & Touche’s professional fees are classified as follows:

•

Audit fees – These are fees for professional services performed for the audit of our annual financial statements and the required review of quarterly financial statements and other procedures performed by Deloitte & Touche in order for them to be able to form an opinion on our consolidated financial statements. These fees also cover services that are normally provided by independent auditors in connection with statutory and regulatory filings or engagements and other services that generally only the independent auditor reasonably can provide, such as services associated with filing registration statements, periodic reports and other filings with the SEC, attestation of management reports on internal controls pursuant to Section 404 of the Sarbanes-Oxley Act of 2002 (the “Act”), and audits of acquired properties or businesses or statutory audits for our subsidiaries or affiliates.

•

Audit-related fees – These are fees for assurance and related services that traditionally are performed by independent auditors, such as due diligence related to acquisitions and dispositions, attestation services that are not required by statute or regulation, statutory subsidiary or equity investment audits incremental to the audit of the consolidated financial statements and general assistance with the implementation of Section 404 of the Act and other SEC rules promulgated pursuant to the Act.

•

Tax fees – These are fees for all professional services performed by professional staff in our independent auditor’s tax division, except those services related to the audit of our financial statements. These include fees for tax compliance, tax planning, and tax advice, including federal, state and local issues. Services may also include assistance with tax audits and appeals before the IRS and similar state and local agencies, as well as federal, state, and local tax issues related to due diligence.

•	All other fees – These are fees for other permissible work performed that do not meet the above-described categories, including assistance with internal audit plans and risk assessments.

Pre-Approval Policies

The audit committee charter imposes a duty on the audit committee to pre-approve all auditing services performed for us by our independent auditors, as well as all permitted non-audit services (including the fees and terms thereof) in order to ensure that the provision of such services does not impair the auditors’ independence. Unless a type of service to be provided by the independent auditors has received “general” pre-approval, it will require “specific” pre-approval by the audit committee.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the audit committee will be submitted to management and must include a detailed description of the services to be rendered. Management will determine whether such services are included within the list of services that have received the general pre-approval of the audit committee. The audit committee will be informed on a timely basis of any such services rendered by the independent auditors.

Requests or applications to provide services that require specific pre-approval by the audit committee will be submitted to the audit committee by both the independent auditors and the principal financial officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence. The chairperson of the audit committee has been delegated the authority to specifically pre-approve de minimis amounts for services not covered by the general pre-approval guidelines. All amounts, other than such de minimis amounts require specific pre-approval by the audit committee prior to engagement of Deloitte & Touche. All amounts, other than de minimis amounts not subject to pre-approval, specifically pre-approved by the chairperson of the audit committee in accordance with this policy are to be disclosed to the full audit committee at the next regularly scheduled meeting.

All services rendered by Deloitte & Touche for the years ended December 31, 2006 and December 31, 2005, were pre-approved in accordance with the policies and procedures described above.

 Report of the Audit Committee

Pursuant to the audit committee charter adopted by our board of directors, the audit committee’s primary function is to assist the board of directors in fulfilling its oversight responsibilities by overseeing the independent auditors and reviewing the financial information to be provided to the stockholders and others, the system of internal control over financial reporting that management has established and the audit and financial-reporting process. The audit committee is composed of two independent directors. Our management has the primary responsibility for the financial statements and the reporting process, including the system of internal control over financial reporting. Membership on the audit committee does not call for the professional training and technical skills generally associated with career professionals in the field of accounting and auditing and the members of the audit committee are not professionally engaged in the practice of accounting or auditing. The audit committee’s role does not provide any special assurance with regard to the financial statements of CCPT II, nor does it involve a professional evaluation of the quality of the audits performed by the independent auditors. The audit committee relies in part, without independent verification, on information provided to it and on representations made by management and the independent auditors that the financial statements have been prepared in conformity with U.S. generally accepted accounting principles.

In this context, in fulfilling its oversight responsibilities, the audit committee reviewed the 2006 audited financial statements with management, including a discussion of the quality and acceptability of the financial reporting and controls of CCPT II.

The audit committee reviewed with Deloitte & Touche, which is responsible for expressing an opinion on the conformity of those audited financial statements with U.S. generally accepted accounting principles, their judgments as to the quality and the acceptability of the financial statements and such other matters as are required to be discussed with the audit committee under Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards Nos. 84 and 90 (Communication with Audit Committees). The audit committee received from, and discussed with, Deloitte & Touche the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) relating to that firm’s independence from CCPT II. In addition, the audit committee considered whether Deloitte & Touche’s provision of non-audit services is compatible with Deloitte & Touche’s independence.

The audit committee discussed with Deloitte & Touche the overall scope and plans for the audit. The audit committee meets periodically with Deloitte & Touche, with and without management present, to discuss the results of their examinations, their evaluations of internal controls and the overall quality of the financial reporting of CCPT II.

In reliance on these reviews and discussions, the audit committee recommended to the board of directors that the 2006 audited financial statements of CCPT II be included in its Annual Report on Form 10-K for the year ended December 31, 2006 for filing with the SEC.

March 23, 2007	The Audit Committee of the Board of Directors: Elizabeth L. Watson (Chairperson) Marcus E. Bromley

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL PERSONS

Our independent directors have reviewed the material transactions between our affiliates and us during the year ended December 31, 2006. Set forth below is a description of the transactions with affiliates. We believe that we have executed all of the transactions set forth below on terms that are fair to the Company.

Advisory Agreement

We are party to an Advisory Agreement with Cole Advisors II whereby Cole Advisors II manages our day-to-day operations and for identifying and making investments on our behalf. In return, we pay to Cole Advisors II a monthly asset management fee equal to 0.02083% of the aggregate asset value of our assets. Such payments for the year ended December 31, 2006 totaled approximately $587,000. We also pay to Cole Realty Advisors up to 2.0% of the contract purchase price of each property or asset that we acquire, along with reimbursement of acquisition expenses. Such payments for the year ended December 31, 2006, totaled approximately $5.8 million, all of which were fees. We also pay to Cole Advisors II a financing coordination fee equal to 1.0% of the amount available under any debt financing that we obtain and use for the acquisition of properties and other investments. Such payments for the year ended December 31, 2006, totaled approximately $1.8 million. We reimburse the expenses incurred by Cole Advisors II in connection with its provision of administrative services, including related personnel costs, subject to the limitation that we do not reimburse Cole Advisors II for any amount by which the operating expenses (including the asset management fee) at the end of the four preceding fiscal quarters exceeds the greater of (i) 2% of average invested assets, or (ii) 25% of net income other than any additions to reserves for depreciation, bad debt or other similar non-cash reserves and excluding any gain from the sale of assets for that period. No such payments were made for the year ended December 31, 2006. Additionally, for substantial assistance in connection with the sale of properties, we pay Cole Advisors II or its affiliates an amount equal to up to one-half of the brokerage commission paid on the sale of property, not to exceed 2.0% of the contract price of each property sold; provided, however, in no event may the real estate commissions paid to our advisor, its affiliates and unaffiliated third parties exceed 4.0% of the contract sales price. No such payments were made for the year ended December 31, 2006.

Additionally, we are required to pay to Cole Advisors II performance fees based on a percentage of proceeds or stock value upon our sale of assets or the listing of our common stock on a national securities exchange, but only if, in the case of our sale of assets, our investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return or, in the case of the listing or quotation of our common stock, the market value of our common stock plus the distributions paid to our investors exceeds the sum of the total amount of capital raised from investors plus the amount of cash flow necessary to generate an 8.0% annual cumulative, non-compounded return to investors. In the event of a sale of our assets, after investors have received a return of their net capital invested and an 8.0% annual cumulative, non-compounded return, then we will pay to Cole Advisors II 10.0% of remaining net sale proceeds. Upon listing our common stock on a national securities exchange, we will pay to Cole Advisors II, a fee equal to 10.0% of the amount, if any, by which (1) the market value of our outstanding stock plus distributions paid by us prior to listing, exceeds (2) the sum of the total amount of capital raised from investors and the amount of cash flow necessary to generate an 8.0% annual cumulative, non-compounded return to investors.

Cole Advisors II has paid, and continues to, incur expenses in connection with our organization and our public offering of our common stock. Pursuant to the Advisory Agreement, we reimburse Cole Advisors II up to 1.5% of our gross offering proceeds with respect to those expenses. During the year ended December 31, 2006, we paid to Cole Advisors II a total of approximately $3.4 million to reimburse a portion of these expenses.

Our Advisory Agreement has a one-year term expiring May 23, 2007, subject to an unlimited number of successive one-year renewals upon mutual consent of the parties. Our independent directors are required to determine, at least annually, that the compensation to Cole Advisors II is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits set forth in our charter. Upon termination of the Advisory Agreement, we may be required to pay to Cole Advisors II a performance fee similar to the performance fee described above if Cole Advisors II would have been entitled to a subordinated participation in net sale proceeds had the portfolio been liquidated (based on an independent appraised value of the portfolio) on the date of termination.

Christopher H. Cole, our chief executive officer, president and a member of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Advisors II. Mr. Cole also is the chief executive officer of Cole Advisors II. Blair D. Koblenz, our executive vice president and chief financial officer is the president of Cole Advisors II. John M. Pons, our secretary, is the executive vice president, chief operating officer, secretary and general counsel of Cole Advisors II.

Property Management and Leasing Agreement

We are party to a Property Management and Leasing Agreement with Cole Realty Advisors. Pursuant to the agreement, we pay to Cole Realty Advisors fees equal to 2.0% of gross revenues from our properties, plus leasing commissions based upon the customary leasing commissions applicable to the geographic location of the property, subject to certain limits.. Such payments for the year ended December 31, 2006 totaled approximately $350,000.

Our Property Management and Leasing Agreement has a one year term expiring September 16, 2007, subject to an unlimited number of successive one-year renewals.

Christopher H. Cole, our chief executive officer, president and a member of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Realty Advisors. Mr. Cole also is the chief executive officer and treasurer of Cole Realty Advisors. Blair D. Koblenz, our executive vice president and chief financial officer, is the president and secretary of Cole Realty Advisors. John Pons, our secretary, is the executive vice president of Cole Realty Advisors.

Dealer Manager Agreement

We are party to a Dealer Manager Agreement with Cole Capital Corporation, the dealer manager in our ongoing initial public offering. We pay to Cole Capital Corporation 7.0% of the gross offering proceeds from the offering of our securities, except that no selling commissions are paid on shares sold under our distribution reinvestment plan. Cole Capital Corporation may reallow all or part of the selling commission to participating broker-dealers. The commission is subjected to certain discounts based on the volume of securities sold to individual investors. Cole Capital Corporation also waives the selling commission with respect to shares sold by an investment advisory representative. In addition, Cole Capital Corporation will receive up to 1.5% of gross proceeds from the Offering, before reallowance to participating broker-dealers, as a dealer-manager fee. Cole Capital Corporation, in its sole discretion, may reallow all or a portion of its dealer-manager fee to such participating broker-dealers as a marketing and due diligence expense reimbursement, based on such factors as the volume of shares sold by such participating broker-dealers and marketing support incurred as compared to those of other participating broker-dealers. We do not pay a dealer manager fee for shares purchased through our distribution reinvestment plan. For the year ended December 31, 2006 and 2005, we paid to Cole Capital Corporation commissions and dealer manager fees totaling approximately $23.3 million and approximately $2.4 million, respectively, of which approximately $20.0 million and approximately $2.0 million was reallowed, respectively, to participating broker-dealers.

Christopher H. Cole, our chief executive officer, president and a member of our board of directors, indirectly owns 100% of the ownership and voting interests of Cole Capital Corporation. Mr. Cole also is the executive vice president and treasurer of Cole Capital Corporation. Blair D. Koblenz, our executive vice president and chief financial officer, is the president and secretary of Cole Capital Corporation.

STOCKHOLDER PROPOSALS

Any proposals by stockholders for inclusion in proxy solicitation material for the 2008 annual meeting must be received by our secretary, John M. Pons, at our offices no later than December 16, 2007, and must comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934, as amended. If a stockholder wishes to present a proposal at the 2008 annual meeting, whether or not the proposal is intended to be included in the 2007 proxy materials, our bylaws require that the stockholder give advance written notice to our secretary, John M. Pons, at our offices no earlier than December 16, 2007 and no later than January 16, 2008. Stockholders are advised to review the Company’s bylaws, which contain other requirements with respect to advance notice of stockholder proposals and director nominations.

OTHER MATTERS

As of the date of this proxy statement, we know of no business that will be presented for consideration at the annual meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to us will be voted in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in accordance with the discretion of the proxy holder.

A copy of CCPT II’s 2006 annual report to stockholders, filed with the SEC, is enclosed herewith. You may also obtain our other SEC filings and certain other information concerning CCPT II through the Internet at www.sec.gov and www.colecapital.com. Information contained in any website referenced in this proxy statement is not incorporated by reference in this proxy statement.

By Order of the Board of Directors

/s/ JOHN M. PONS John M. Pons Secretary

PLEASE VOTE — YOUR VOTE IS IMPORTANT

The Board of Directors recommends you vote FOR PROPOSAL 1.

PLEASE RETURN ONLY THIS PROXY CARD IN THE ATTACHED SELF-ADDRESSED, STAMPED ENVELOPE, DO NOT RETURN THE PROXY STATEMENT. IF YOU RETURN ANY ADDITIONAL DOCUMENTS, YOUR PROXY CARD MAY BE UNDELIVERABLE BECAUSE OF INSUFFICIENT POSTAGE.

PROXY FOR 2007 ANNUAL MEETING OF STOCKHOLDERS

OF COLE CREDIT PROPERTY TRUST II, INC.

MAY 22, 2007

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder hereby appoints Blair D. Koblenz and John M. Pons, and each of them, as proxy and attorney-in-fact, with full power of substitution as determined by the Board of Directors of Cole Credit Property Trust II, Inc., on behalf and in the name of the undersigned, to represent the undersigned at the annual meeting of stockholders of COLE CREDIT PROPERTY TRUST II, INC. to be held on May 22, 2007, and at any adjournments or postponements thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if personally present, as indicated on the reverse side of this card. The undersigned acknowledges receipt of the notice of annual meeting of stockholders, the proxy statement and the annual report.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted “FOR” the election of each of the nominees for director listed in Proposal 1. The proxies are authorized to vote upon such other matters as may properly come before the meeting or any adjournments thereof in accordance with the recommendation of the board of directors or, in the absence of such a recommendation, in their discretion, including, but not limited to, the power and authority to adjourn or postpone the meeting.

INTERNET	TELEPHONE	MAIL

http://www.dfking.com/ccptII	1-800-993-4420

• Go to the website address listed above • Have your proxy card available • Follow the instructions that appear on your computer screen	• Use any touch-tone telephone • Have your proxy card available • Follow the recorded instructions

•    Mark, sign and date your proxy card

•    Detach your proxy card

•    Return your proxy card in the postage-paid envelope provided to

D.F. King & Co., Inc.

Wall Street Station

P. O. Box 1163

New York, New York 10269-0013

	FOR ALL NOMINEES LISTED	FOR ALL OTHER THAN THOSE LISTED	WITHHELD FOR ALL

PROPOSAL 1: Election of Directors for the term specified in the Proxy Statement:	☐	☐	☐

Christopher H. Cole
Marcus E. Bromley
Elizabeth L. Watson

AGAINST: (Write name(s) of nominee(s) below).

IN THEIR DISCRETION, to act upon such other business as may properly come before the annual meeting of stockholders or any adjournment or postponement thereof.

WILL ATTEND ☐

If you plan to attend the annual meeting of stockholders, please mark the WILL ATTEND box.

Dated: __________________, 2007

Please sign exactly as your name appears on this proxy card. When shares of common stock are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by general partner or other authorized person.

*	______________________________________________
Name of Stockholder (Print)

______________________________________________
*	Signature

______________________________________________
Signature (if held jointly)

*	By (if entity):___________________________________

*	Title (if entity):__________________________________

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY FOR RECEIPT BY THE COMPANY’S PROXY SOLICITOR ON OR BEFORE MAY 22, 2007, BY USING THE ENCLOSED PREPAID SELF-ADDRESSED ENVELOPE.